UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2006
MARSH SUPERMARKETS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-01532 (Commission File Number)	35-0918179 (IRS Employer Identification No.)
9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (317) 594-2100
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 30, 2006, Marsh Supermarkets, Inc. (the “Company”) issued a press release announcing that it had received a letter dated May 22, 2006 from Drawbridge Special Opportunities Advisors LLC and Cardinal Paragon, Inc. (“Drawbridge/Cardinal”) requesting that the Company consent to Drawbridge/Cardinal making a proposal to acquire the Company for $13.625 per share in cash and otherwise on substantially the same terms as the previously announced merger agreement between the Company and MSH Supermarkets Holding Corp. (“MSH”), an affiliate of Sun Capital Partners, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Also attached hereto as Exhibits 99.2, 99.3 and 99.4 and incorporated herein by reference are copies of letters from Drawbridge/Cardinal dated April 27, 2006, May 8, 2006 and May 22, 2006, respectively. The letter dated May 22, 2006 has attached to it the form of merger agreement that Drawbridge/Cardinal provided. The Company forwarded the May 22nd letter, as well as the two other letters it previously received from Drawbridge/Cardinal, to MSH and requested that MSH consent to the Company granting Drawbridge/Cardinal’s request. On May 26, 2006, the Company received a letter from MSH in which MSH indicated its willingness, subject to certain terms, to consent to the Company granting Drawbridge/Cardinal’s request, which letter is attached hereto as Exhibit 99.5 and is incorporated herein by reference. Also attached hereto and incorporated herein by reference as Exhibit 99.6 is a letter the Company received from MSH on May 29, 2006 in response to discussions regarding the Drawbridge/Cardinal request.
     The letters from Drawbridge/Cardinal and from MSH contain various assertions of fact, law and opinions with which the Company does not necessarily agree. However, the letters are being provided in their entirety as a matter of complete disclosure. The Company’s summary of the background and reasons for the merger will be contained in the proxy statement to be provided to shareholders in connection with the merger.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release of Marsh Supermarkets, Inc. dated May 30, 2006

99.2	Letter, dated April 27, 2006, from Drawbridge Special Opportunities Advisors LLC and Cardinal Paragon, Inc.

99.3	Letter, dated May 8, 2006, from Drawbridge Special Opportunities Advisors LLC and Cardinal Paragon, Inc.

99.4	Letter, dated May 22, 2006, from Drawbridge Special Opportunities Advisors LLC and Cardinal Paragon, Inc.

99.5	Letter, dated May 26, 2006, from MSH Supermarkets Holding Corp.

99.6	Letter, dated May 29, 2006, from MSH Supermarkets Holding Corp.
Where to Find Additional Information
The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a Proxy Statement in connection with the proposed transaction with MSH Supermarkets Holding Corp. Investors are urged to carefully read the Proxy Statement and any other relevant documents filed with the SEC when they become available, because they will contain important information about the Company and the proposed merger. The Proxy Statement will be mailed to the shareholders of the Company prior to the shareholder meeting. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement, when it becomes available, and other documents filed by the Company with the SEC, at the Web site maintained by the SEC at www.sec.gov. These documents may also be accessed and downloaded for free from the Company’s Web site at www.marsh.net, or copies may be obtained, without charge, by directing a request to Chief Financial Officer, Marsh Supermarkets, Inc., 9800 Crosspoint Boulevard, Indianapolis, Indiana 46256, (317) 594-2100.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction with MSH Supermarkets Holding Corp. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement relating to its 2005 annual meeting of shareholders, which was filed with the SEC on June 23, 2005. Additional information regarding the interests of participants in the solicitation will be set forth in the Proxy Statement filed with the SEC in connection with the proposed transaction.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes certain forward-looking statements (statements other than those made solely with respect to historical fact). Actual results could differ materially and adversely from those contemplated by the forward-looking statements due to known and unknown risks and uncertainties, many of which are beyond the Company’s control. The forward-looking statements and the Company’s future results, liquidity and capital resources are subject to risks and uncertainties including, but not limited to, the following: uncertainty regarding closing of the proposed transaction with MSH Supermarkets Holding Corp.; the entry of new or remodeled competitive stores into the Company’s market areas; the level of discounting and promotional spending by competitors; the Company’s ability to improve comparable store sales; the level of margins achievable in the Company’s operating divisions; the stability and timing of distribution incentives from suppliers; changes in the terms on which suppliers require the Company to pay for store merchandise; softness in the local economy; the Company’s ability to control expenses including employee medical costs, labor, credit card fees, and workers compensation and general liability expense; uncertainties regarding gasoline prices and margins; the success of the Company’s new and remodeled stores; uncertainties regarding future real estate gains due to limited real estate holdings available for sale; potential interest rate increases on variable rate debt, as well as terms, costs and the availability of capital; the Company’s ability to collect outstanding notes and accounts receivable; uncertainties related to state and federal taxation and tobacco and environmental legislation; uncertainties associated with pension and other retirement obligations; uncertainties related to the outcome of pending litigation; the timely and on budget completion of store construction, conversion and remodeling; and other known and unknown risks and uncertainties. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 30, 2006

MARSH SUPERMARKETS, INC.
By:	/s/ P. Lawrence Butt
	Name:	P. Lawrence Butt
	Title:	Senior Vice President, Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release of Marsh Supermarkets, Inc. dated May 30, 2006

99.2	Letter, dated April 27, 2006, from Drawbridge Special Opportunities Advisors LLC and Cardinal Paragon, Inc.

99.3	Letter, dated May 8, 2006, from Drawbridge Special Opportunities Advisors LLC and Cardinal Paragon, Inc.

99.4	Letter, dated May 22, 2006, from Drawbridge Special Opportunities Advisors LLC and Cardinal Paragon, Inc.

99.5	Letter, dated May 26, 2006, from MSH Supermarkets Holding Corp.

99.6	Letter, dated May 29, 2006, from MSH Supermarkets Holding Corp.